Putnam
Discovery
Growth
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-04

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[SCALE LOGO OMITTED]

From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 18, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. With these new Trustees in place, we also announce the retirement of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management teams discuss performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 16, 2005


Report from Fund Management

Fund highlights

 * For the fiscal year ended December 31, 2004, Putnam Discovery Growth Fund class A shares returned 7.13% without sales charges and 1.00% with maximum sales charges reflected.

 * The fund's benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, returned 15.48% and 14.59%, respectively.

 * The average return for the fund's Lipper category, Multi-Cap Growth Funds, was 10.71%.

 * There were changes to your fund's management team. See pages 3 and 8 for details.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 12/31/04
--------------------------------------------------
Class A
(inception 4/14/93)            NAV       POP
--------------------------------------------------
1 year                        7.13%     1.00%
--------------------------------------------------
5 years                     -52.72    -55.44
Annual average              -13.91    -14.93
--------------------------------------------------
10 years                    109.69     97.72
Annual average                7.69      7.05
--------------------------------------------------
Annual average
(life of fund)                8.46      7.91
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Performance commentary

Stocks of small- and mid-cap companies outperformed their large-cap counterparts in fiscal 2004, continuing a trend that began in 2003. Low interest rates provided a high degree of liquidity to the capital markets, a condition that tends to benefit small and midsize companies to a greater degree than larger companies. Because your fund uses a multi-cap investment approach, it had a significant exposure to large-cap stocks during this fiscal year, and was consequently affected by their underperformance. Also, stock selection among the fund's large-cap holdings was strong overall, but stock selection within the fund's small- and mid-cap holdings lagged the market overall. These factors caused the fund to underperform its benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, which, unlike the fund, comprise only small- and mid-cap growth stocks. The fund also underperformed the average for its Lipper peer group. We believe this is because some of the funds in the peer group may have had greater allocations to the strong-performing small- and mid-cap segments of the equity market.


FUND PROFILE

Putnam Discovery Growth Fund seeks long-term growth of capital by investing in companies of all sizes across a range of industries. The fund is designed for investors aggressively seeking long-term capital appreciation primarily through common stocks of U.S. companies.


Market overview

When the fund's fiscal year began in January 2004, the economy was expanding at a rapid pace fueled, in part, by historically low interest rates -- the product of the Federal Reserve Board's (the Fed) stimulatory monetary policy. Stock prices rose in this environment, particularly those of riskier investments, which benefit most from low interest rates, including smaller-capitalization stocks. However, in March 2004 investors began to anticipate a change in the Fed's monetary policy and bid up interest rates, putting the brakes on the stock market's advance.

Interestingly, on June 30, 2004 -- when the Fed announced the first of five 0.25% increases in short-term interest rates during the year -- investor concerns about rising rates began to dissipate. Instead, investor attention focused on the negative impact of rising oil prices and uncertainty over the presidential election. Oil prices rose through mid October, reaching a record high level of nearly $56 per barrel as worldwide demand was increasing and traders worried about political problems in supplier countries such as Iraq, Russia, and Venezuela. In this environment, equities traded within a narrow range, fluctuating according to the direction of oil prices and U.S. political polls.

Once the tension surrounding the U.S. presidential election was resolved, equity prices rose as investors responded favorably to declining oil prices, generally good corporate earnings data, and solid-but-not-spectacular economic data. By the end of the fiscal year, major equity indexes had reached levels not experienced since 2001. However, as noted earlier, stocks of smaller-capitalization companies outpaced their larger-cap counterparts and value stocks outperformed growth stocks.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 12/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            15.48%
-------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                     14.59%
-------------------------------------------------------------------------------
Russell 3000 Index (broad stock market)                                11.95%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 20.25%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.34%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       11.55%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.48%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 12/31/04.
-------------------------------------------------------------------------------


Strategy overview

There were some changes in the fund's management team during the latter half of the fiscal year, including the naming of a new Portfolio Leader and Portfolio Member. With this change came some modest shifts in the investment strategy designed to improve investment performance over time. In particular, your management team now places a greater emphasis on generating incremental returns across a wider range of investment opportunities. The team also integrates fundamental and quantitative techniques to identify opportunities and manage risk.

The management team typically allocates approximately 30% of the fund's portfolio to large-cap stocks and 70% to small- and mid-cap stocks. Although top-down macroeconomic, market, and sector analysis are important aspects of our investment process, they are secondary to our bottom-up stock-picking focus. We use proprietary quantitative techniques to examine our respective universes (large and small/mid) for opportunities. This process seeks to value companies based on long-term historical fundamentals such as earnings, cash flow, and enterprise value. It also scrutinizes the quality of earnings and earnings revisions over time. Companies that rank highly are then subjected to rigorous fundamental analysis. We target companies that, based on our evaluation, have skilled management teams and solid business models, such as those that occupy well-defined niches in rapidly growing industries. From that group, we select stocks that appear attractively priced relative to their potential. Our process also includes risk controls that call for selling positions to capture profits when appropriate price points are reached, and which limit individual position sizes as well as sector and industry over/underweights.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                            as of 6/30/04       as of 12/31/04

Retail                           13.0%              10.4%

Software                          9.8%              10.1%

Health-care
services                          8.1%               6.4%

Pharmaceuticals                   4.8%               5.9%

Electronics                       8.3%               5.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

During the first nine months of the period, your fund was overweighted -- relative to the benchmark -- in the technology sector. We believe this accounts for most of the fund's underperformance versus its benchmark. Within technology, we incorrectly anticipated a turnaround in the semiconductor business. Many of the greatest detractors from performance on an individual security basis were from semiconductor or related companies. For example, the return on Brooks Automation, a company that sells machines used to automate semiconductor production, was below that of the fund's benchmarks. LTX Corporation, which designs, manufactures, and markets automatic semiconductor test equipment, was another significant detractor during the period. We sold both Brooks Automation and LTX Corporation during the period, as they no longer met our growth criteria. The stock price of fund holding Integrated Device Technology (IDT) also lagged benchmark results for the period. IDT provides semiconductor solutions aimed at improving packet processing, a type of data processing that seeks to replace circuit-switched technologies in the drive to improve the speed, flexibility, quality, and scalability of networks that enable such things as mobile phones and wireless data transfer. We maintained a position in IDT because we have confidence in its business model and management team and believe it will meet our longer-term expectations.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 12/31/04)

 1 Johnson & Johnson (2.0%)
   Pharmaceuticals

 2 Autodesk, Inc. (1.6%)
   Software

 3 Microsoft Corp. (1.4%)
   Software

 4 Pfizer, Inc. (1.3%)
   Pharmaceuticals

 5 NVR, Inc. (1.2%)
   Homebuilding

 6 Adobe Systems, Inc. (1.2%)
   Software

 7 Commerce Bancorp, Inc. (1.2%)
   Banking

 8 Intel Corp. (1.2%)
   Electronics

 9 Capital One Financial Corp. (1.1%)
   Consumer finance

10 UnitedHealth Group, Inc. (1.1%)
   Health-care services

Footnote reads:
The fund's holdings will change over time.

There were some exceptions to the underperformance among technology holdings. The most noteworthy was Marvell Technology, which was the strongest contributor to results on an individual stock basis for the fiscal year. Marvell is a broadband technology provider specializing in products that enable next-generation networking and storage products. We took advantage of price strength and sold the fund's position in Marvell during the period. In the software industry, Adobe Systems, maker of the ubiquitous Adobe Acrobat document management software and other digital imaging and design products, was another strong contributor to relative results for the year. In the technology-related communications services sector, American Tower, which owns communications towers and leases space to wireless telecom carriers, continued to be a strong contributor to relative performance. Its stock outperformed due to continued earnings growth amid sustained demand for wireless services. We sold American Tower as its stock price passed our target valuation, triggering our sell discipline.

Unrewarded stock selection in the health-care sector detracted from relative performance for the fiscal year. Our avoidance of Sepracor, a pharmaceutical company specializing in treatments for respiratory and central nervous system disorders, and cancer drug specialist ImClone hurt relative results as the stock prices of these companies advanced at a pace that was significantly above-benchmark. The fund's overweight position versus its primary benchmark in Ligand Pharmaceutical detracted from returns, as this maker of small molecule drugs was a below-benchmark performer. We eliminated the fund's position in Ligand during the period, as it no longer was meeting our expectations.

Select holdings in the media industry also detracted from relative results, as growth in radio advertising revenue was not as strong as we anticipated. Performance was dampened by large positions in Westwood One, Cumulus Media, and Entercom Communications, three radio companies that turned in below-benchmark results for the fiscal year following disappointing earnings forecasts. Below-expectation earnings growth triggered our sell discipline for each of these three companies during the period so the fund no longer holds positions in any of them.

Shipping companies were strong contributors to performance on a relative basis amid strong revenues and growth in the demand for shipping services as the economy expanded. Outperformers in this industry over the period include J.B. Hunt Transport Services and UTI Worldwide.

The stock of Corinthian Colleges, a for-profit school, was a notable detractor on a stock-specific basis as this company continued to underperform amid investor concerns about regulatory scrutiny. We eliminated the fund's position in Corinthian Colleges as it no longer met our criteria. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

Despite the rally that marked the closing months of 2004, our market strategists believe the most likely prognosis for average market returns over the next several years is one of modest, single-digit gains. In this environment, relative winners will be stocks characterized by "tangible value": reasonable valuation, understandable business models, organizational transparency, cash operating earnings, and the ability to pay dividends, rather than stocks whose drivers are hope and refined accounting techniques for managing balance sheets and reported profits. These markers of tangible value should help distinguish relative winners across sectors, market-capitalization tiers, and styles.

We believe there are a number of near-term vulnerabilities for stocks in 2005. Chief among these is the current remarkably low level of market volatility, signaling investor complacency, and the likelihood of continued Fed tightening. In an environment of low volatility, when investors are seeking signals about the likely direction of the economy or markets, economic or corporate data reports as well as external political events are more likely to affect market levels.

Whatever macro conditions persist, we will maintain our primary focus on the merits of individual companies. We will continue to use rigorous fundamental and quantitative techniques to identify stocks of high-quality, well-positioned, and reasonably valued companies with superior earnings growth. We believe this strategy will serve the fund well over the long term.

-----------------------------------------------------------------------
The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams. Richard Weed is the Portfolio Leader and Raymond Haddad and David Santos are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended December 31.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                   $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -    $1,000,001
                   Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
-------------------------------------------------------------------------------------------------------------
Richard Weed        2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    N/A
-------------------------------------------------------------------------------------------------------------
Raymond Haddad      2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
David Santos        2004                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003     *
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/03.


Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Richard Weed is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund. He is also a Portfolio Member of Putnam New Opportunities Fund.

Raymond Haddad is also a Portfolio Member of Putnam OTC & Emerging
Growth Fund.

David Santos is also a Portfolio Member of Putnam Growth Opportunities Fund and Putnam Voyager Fund.

Richard Weed, Raymond Haddad, and David Santos may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended December 31, 2004, Richard Weed became Portfolio Leader and Raymond Haddad became a Portfolio Member of your fund following the retirement of Portfolio Leader Roland Gillis and Portfolio Member Dan Miller.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.



-----------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-----------------------------------------------------------------------------------------------------
                                                      $1 -        $10,001 -   $50,001 -    $100,001
                                      Year     $0     $10,000     $50,000     $100,000     $500,000
-----------------------------------------------------------------------------------------------------
Philippe Bibi                         2004      *
-----------------------------------------------------------------------------------------------------
Chief Technology Officer              2003      *
-----------------------------------------------------------------------------------------------------
John Boneparth                        2004      *
-----------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt     2003      *
-----------------------------------------------------------------------------------------------------
Kevin Cronin                          2004      *
-----------------------------------------------------------------------------------------------------
Deputy Head of Investments            N/A
-----------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                 2004                         *
-----------------------------------------------------------------------------------------------------
President and CEO                     2003      *
-----------------------------------------------------------------------------------------------------
Amrit Kanwal                          2004                *
-----------------------------------------------------------------------------------------------------
Chief Financial Officer               N/A
-----------------------------------------------------------------------------------------------------
Steven Krichmar                       2004      *
-----------------------------------------------------------------------------------------------------
Chief of Operations                   N/A
-----------------------------------------------------------------------------------------------------
Francis McNamara, III                 2004                *
-----------------------------------------------------------------------------------------------------
General Counsel                       N/A
-----------------------------------------------------------------------------------------------------
Richard Monaghan                      2004                                                      *
-----------------------------------------------------------------------------------------------------
Head of Retail Management             2003                                                      *
-----------------------------------------------------------------------------------------------------
Stephen Oristaglio                    2004       *
-----------------------------------------------------------------------------------------------------
Head of Investments                   2003       *
-----------------------------------------------------------------------------------------------------
Richard Robie, III                    2004       *
-----------------------------------------------------------------------------------------------------
Chief Administrative Officer          N/A
-----------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during its fiscal year, which ended December 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception date)              (4/14/93)             (10/2/95)              (2/1/99)             (10/2/95)         (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
----------------------------------------------------------------------------------------------------------------------------
1 year                     7.13%      1.00%      6.37%      1.37%      6.30%      5.30%      6.61%      2.88%        6.89%
----------------------------------------------------------------------------------------------------------------------------
5 years                  -52.72     -55.44     -54.45     -55.32     -54.43     -54.43     -53.87     -55.48       -53.29
Annual average           -13.91     -14.93     -14.55     -14.88     -14.55     -14.55     -14.33     -14.94       -14.12
----------------------------------------------------------------------------------------------------------------------------
10 years                 109.69      97.72      94.61      94.61      94.87      94.87      99.85      92.95       104.56
Annual average             7.69       7.05       6.89       6.89       6.90       6.90       7.17       6.79         7.42
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.46       7.91       7.65       7.65       7.66       7.66       7.92       7.60         8.18
----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 12/31/94 to 12/31/04

          Fund's class A      Russell Midcap      Russell 2500
          shares at POP       Growth Index        Growth Index

12/31/94      9,475              10,000              10,000
12/31/95     14,157              13,398              13,354
12/31/96     15,249              15,739              15,367
12/31/97     18,820              19,287              17,635
12/31/98     23,247              22,733              18,181
12/31/99     41,821              34,393              28,268
12/31/00     28,336              30,352              23,720
12/31/01     19,681              24,236              21,150
12/31/02     13,922              17,594              14,997
12/31/03     18,456              25,109              21,942
12/31/04    $19,772             $28,995             $25,144

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,461 and $19,487, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $19,985 ($19,295 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $20,456. See first page of performance section for performance calculation method.

------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/04
------------------------------------------------------------------------------------------
                                                                       Lipper
                                                                       Multi-Cap
                               Russell Midcap      Russell 2500        Growth Funds
                               Growth Index        Growth Index        category average*
------------------------------------------------------------------------------------------
1 year                          15.48%              14.59%              10.71%
------------------------------------------------------------------------------------------
5 years                        -15.69              -11.05              -28.64
Annual average                  -3.36               -2.32               -7.51
------------------------------------------------------------------------------------------
10 years                       189.95              151.44              183.57
Annual average                  11.23                9.66               10.42
------------------------------------------------------------------------------------------
Annual average
(life of fund)                  10.19                9.22               10.33
------------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 12/31/04, there were 418, 223, and 74 funds, respectively, in this Lipper category.

-----------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 12/31/04
-----------------------------------------------------------------------------------
                     Class A      Class B    Class C         Class M      Class R
-----------------------------------------------------------------------------------
Share value:       NAV     POP      NAV        NAV         NAV     POP      NAV
-----------------------------------------------------------------------------------
12/31/03        $16.12  $17.10    $15.07     $15.55     $15.44  $16.00    $16.12
-----------------------------------------------------------------------------------
12/31/04         17.27   18.23+    16.03      16.53      16.46   17.06     17.23
-----------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.
Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Discovery Growth Fund from July 1, 2004, to
December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


---------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 12/31/04
---------------------------------------------------------------------------------------
                                Class A     Class B     Class C     Class M     Class R
---------------------------------------------------------------------------------------
Expenses paid per $1,000*         $7.44      $11.27      $11.27       $9.99       $8.72
---------------------------------------------------------------------------------------
Ending value (after expenses) $1,041.60   $1,037.50   $1,037.70   $1,039.10   $1,040.50
---------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2004, use the calculation method below. To find the value of your investment on July 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 07/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 7/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $7.44 (see table above) = $74.40
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 12/30/04
-----------------------------------------------------------------------------------------
                                  Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------------------
Expenses paid per $1,000*           $7.35      $11.14      $11.14       $9.88       $8.62
-----------------------------------------------------------------------------------------
Ending value (after expenses)   $1,017.85   $1,014.08   $1,014.08   $1,015.33   $1,016.59
-----------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.



--------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------------------
                             Class A   Class B   Class C   Class M   Class R
--------------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                  1.45%     2.20%     2.20%     1.95%     1.70%
--------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++   1.57%     2.32%     2.32%     2.07%     1.82%
--------------------------------------------------------------------------------------

  + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

 ++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Discovery
Growth Fund                   93%        62%        75%        83%       105%
-----------------------------------------------------------------------------
Lipper Multi-Cap Growth
Funds category average       170%       158%       159%       186%       145%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on December 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   6.96

U.S. stock
fund average       3.36

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the Russell 2500 Index chosen for their growth orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam Discovery Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Discovery Growth Fund, (the "fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2005


The fund's portfolio
December 31, 2004

Common stocks (98.1%) (a)
Number of shares                                                          Value

Aerospace and Defense (3.4%)
-------------------------------------------------------------------------------
        75,200 Alliant Techsystems, Inc. (NON)                       $4,916,576
       248,200 Boeing Co. (The)                                      12,849,314
        22,600 General Dynamics Corp.                                 2,363,960
        89,800 Rockwell Collins, Inc.                                 3,541,712
       206,800 United Defense Industries, Inc.
               (NON)                                                  9,771,300
        80,600 United Technologies Corp.                              8,330,010
                                                                 --------------
                                                                     41,772,872

Automotive (0.9%)
-------------------------------------------------------------------------------
       177,600 Autoliv, Inc.                                          8,578,080
        43,400 Johnson Controls, Inc.                                 2,753,296
                                                                 --------------
                                                                     11,331,376

Banking (4.1%)
-------------------------------------------------------------------------------
       225,800 Commerce Bancorp, Inc.                                14,541,520
        85,067 Compass Bancshares, Inc.                               4,140,211
        88,600 Doral Financial Corp.                                  4,363,550
       147,600 Investors Financial Services Corp.                     7,377,048
        20,400 North Fork Bancorp., Inc.                                588,540
       103,800 Pacific Capital Bancorp.                               3,528,162
       285,300 TCF Financial Corp.                                    9,169,542
       131,200 Texas Regional Bancshares, Inc.                        4,287,616
        95,200 U.S. Bancorp                                           2,981,664
                                                                 --------------
                                                                     50,977,853

Beverage (0.2%)
-------------------------------------------------------------------------------
       102,500 Pepsi Bottling Group, Inc. (The)                       2,771,600

Biotechnology (2.8%)
-------------------------------------------------------------------------------
        47,000 Amgen, Inc. (NON)                                      3,015,050
       154,300 Amylin Pharmaceuticals, Inc. (NON)                     3,604,448
       268,500 Celgene Corp. (NON)                                    7,123,305
       137,300 Connetics Corp. (NON)                                  3,335,017
        37,500 Genentech, Inc. (NON)                                  2,041,500
        21,200 Genzyme Corp. (NON)                                    1,231,084
        53,400 Gilead Sciences, Inc. (NON)                            1,868,466
       190,700 Medicines Co. (NON)                                    5,492,160
       121,300 MGI Pharma, Inc. (NON)                                 3,397,613
        65,500 Neurocrine Biosciences, Inc. (NON)                     3,229,150
                                                                 --------------
                                                                     34,337,793

Building Materials (0.1%)
-------------------------------------------------------------------------------
        21,200 Masco Corp.                                              774,436

Coal (0.7%)
-------------------------------------------------------------------------------
       219,100 CONSOL Energy, Inc.                                    8,994,055

Commercial and Consumer Services (1.2%)
-------------------------------------------------------------------------------
        80,500 Corporate Executive Board Co. (The)                    5,388,670
        50,700 eBay, Inc. (NON)                                       5,895,396
        93,700 Yahoo!, Inc. (NON)                                     3,530,616
                                                                 --------------
                                                                     14,814,682

Communications Equipment (3.5%)
-------------------------------------------------------------------------------
       411,000 Aspect Communications Corp. (NON)                      4,578,540
       113,900 Avaya, Inc. (NON)                                      1,959,080
       586,900 Cisco Systems, Inc. (NON)                             11,327,170
       272,963 Comverse Technology, Inc. (NON)                        6,673,945
       112,600 Harris Corp.                                           6,957,554
        54,200 Juniper Networks, Inc. (NON)                           1,473,698
       247,600 Qualcomm, Inc.                                        10,498,240
                                                                 --------------
                                                                     43,468,227

Computers (2.9%)
-------------------------------------------------------------------------------
       213,300 Catapult Communications Corp. (NON)                    5,153,328
       105,600 Dell, Inc. (NON)                                       4,449,984
       486,900 EMC Corp. (NON)                                        7,240,203
        81,500 Hewlett-Packard Co.                                    1,709,055
        15,600 IBM Corp.                                              1,537,848
        38,100 Lexmark International, Inc. (NON)                      3,238,500
       101,810 Logitech International SA ADR
               (Switzerland) (NON)                                    6,184,958
        85,000 NCR Corp. (NON)                                        5,884,550
                                                                 --------------
                                                                     35,398,426

Conglomerates (0.5%)
-------------------------------------------------------------------------------
        37,700 Danaher Corp.                                          2,164,357
       118,000 General Electric Co.                                   4,307,000
                                                                 --------------
                                                                      6,471,357

Consumer Finance (2.6%)
-------------------------------------------------------------------------------
       165,700 Capital One Financial Corp.                           13,953,597
        55,000 Countrywide Financial Corp.                            2,035,550
        82,000 First Marblehead Corp. (The) (NON)                     4,612,500
       117,400 MBNA Corp.                                             3,309,506
       505,100 Providian Financial Corp. (NON)                        8,318,997
                                                                 --------------
                                                                     32,230,150

Consumer Goods (2.0%)
-------------------------------------------------------------------------------
        18,150 Alberto-Culver Co.                                       881,546
        68,200 Avon Products, Inc.                                    2,639,340
        92,000 Energizer Holdings, Inc. (NON)                         4,571,480
        86,100 Gillette Co. (The)                                     3,855,558
       103,800 Procter & Gamble Co. (The)                             5,717,304
       227,600 Yankee Candle Co., Inc. (The) (NON)                    7,551,768
                                                                 --------------
                                                                     25,216,996

Consumer Services (1.9%)
-------------------------------------------------------------------------------
       173,000 Alliance Data Systems Corp. (NON)                      8,214,040
       159,500 Getty Images, Inc. (NON)                              10,981,575
       285,300 Valueclick, Inc. (NON)                                 3,803,049
                                                                 --------------
                                                                     22,998,664

Distributors (0.6%)
-------------------------------------------------------------------------------
       246,600 Hughes Supply, Inc.                                    7,977,510

Electronics (5.3%)
-------------------------------------------------------------------------------
       472,300 Cypress Semiconductor Corp. (NON)                      5,540,079
        31,832 Freescale Semiconductor, Inc. Class
               B (NON)                                                  584,436
       571,400 Integrated Device Technology, Inc.
               (NON)                                                  6,605,384
       609,600 Intel Corp.                                           14,258,544
       131,300 International Rectifier Corp. (NON)                    5,852,041
       294,200 Jabil Circuit, Inc. (NON)                              7,525,636
       288,300 Motorola, Inc.                                         4,958,760
       244,800 Omnivision Technologies, Inc. (NON)                    4,492,080
       272,900 PerkinElmer, Inc.                                      6,137,521
       146,100 QLogic Corp. (NON)                                     5,366,253
        62,300 Texas Instruments, Inc.                                1,533,826
       153,700 Vishay Intertechnology, Inc. (NON)                     2,308,574
                                                                 --------------
                                                                     65,163,134

Energy (2.2%)
-------------------------------------------------------------------------------
       132,200 Cooper Cameron Corp. (NON)                             7,113,682
        81,400 ENSCO International, Inc.                              2,583,636
       108,700 Nabors Industries, Ltd. (Bermuda)
               (NON)                                                  5,575,223
       309,900 Pride International, Inc. (NON)                        6,365,346
       230,300 Rowan Cos., Inc. (NON)                                 5,964,770
                                                                 --------------
                                                                     27,602,657

Entertainment (0.2%)
-------------------------------------------------------------------------------
       116,500 Great Wolf Resorts, Inc. (NON)                         2,602,610

Financial (1.7%)
-------------------------------------------------------------------------------
        53,100 Chicago Mercantile Exchange                           12,143,970
        72,700 Fannie Mae                                             5,176,967
        18,800 Freddie Mac                                            1,385,560
       190,300 Spirit Finance Corp. (NON)                             2,407,295
                                                                 --------------
                                                                     21,113,792

Food (0.2%)
-------------------------------------------------------------------------------
       106,900 7-Eleven, Inc. (NON)                                   2,560,255

Gaming & Lottery (1.0%)
-------------------------------------------------------------------------------
       485,800 GTECH Holdings Corp.                                  12,606,510

Health Care Services (6.4%)
-------------------------------------------------------------------------------
       104,000 AMERIGROUP Corp. (NON)                                 7,868,640
       234,200 Coventry Health Care, Inc. (NON)                      12,431,336
        16,300 Express Scripts, Inc. Class A (NON)                    1,245,972
        62,600 Fisher Scientific International,
               Inc. (NON)                                             3,904,988
        53,300 Laboratory Corp. of America Holdings
               (NON)                                                  2,655,406
       152,400 Lincare Holdings, Inc. (NON)                           6,499,860
       213,000 Manor Care, Inc.                                       7,546,590
        88,400 Medco Health Solutions, Inc. (NON)                     3,677,440
       108,500 Pediatrix Medical Group, Inc. (NON)                    6,949,425
       150,000 UnitedHealth Group, Inc.                              13,204,500
       163,500 WellChoice, Inc. (NON)                                 8,730,900
        42,400 WellPoint, Inc. (NON)                                  4,876,000
                                                                 --------------
                                                                     79,591,057

Homebuilding (2.4%)
-------------------------------------------------------------------------------
       110,200 Hovnanian Enterprises, Inc. Class A
               (NON)                                                  5,457,104
       149,100 Lennar Corp.                                           8,450,988
        19,800 NVR, Inc. (NON)                                       15,234,120
                                                                 --------------
                                                                     29,142,212

Insurance (1.2%)
-------------------------------------------------------------------------------
        48,100 Progressive Corp. (The)                                4,080,804
       139,500 W.R. Berkley Corp.                                     6,580,215
       103,500 Willis Group Holdings, Ltd.
               (Bermuda)                                              4,261,095
                                                                 --------------
                                                                     14,922,114

Investment Banking/Brokerage (2.0%)
-------------------------------------------------------------------------------
       334,000 Ameritrade Holding Corp. Class A
               (NON)                                                  4,749,480
       365,700 E*Trade Group, Inc. (NON)                              5,467,215
       169,000 Eaton Vance Corp.                                      8,813,350
        25,800 Merrill Lynch & Co., Inc.                              1,542,066
        60,800 T. Rowe Price Group, Inc.                              3,781,760
                                                                 --------------
                                                                     24,353,871

Leisure (0.7%)
-------------------------------------------------------------------------------
        12,600 Harley-Davidson, Inc.                                    765,450
        38,200 Polaris Industries, Inc.                               2,598,364
       126,400 Winnebago Industries, Inc.                             4,937,184
                                                                 --------------
                                                                      8,300,998

Machinery (1.3%)
-------------------------------------------------------------------------------
       163,300 Briggs & Stratton Corp.                                6,790,014
        89,800 Bucyrus International, Inc. Class A                    3,649,472
       131,100 Terex Corp. (NON)                                      6,246,915
                                                                 --------------
                                                                     16,686,401

Media (0.2%)
-------------------------------------------------------------------------------
        84,800 Walt Disney Co. (The)                                  2,357,440

Medical Technology (4.4%)
-------------------------------------------------------------------------------
        90,000 Beckman Coulter, Inc.                                  6,029,100
       124,300 C.R. Bard, Inc.                                        7,952,714
        69,500 Dade Behring Holdings, Inc. (NON)                      3,892,000
        62,160 Kinetic Concepts, Inc. (NON)                           4,742,808
        74,400 Medtronic, Inc.                                        3,695,448
       187,700 Mentor Corp.                                           6,332,998
       108,300 Respironics, Inc. (NON)                                5,887,188
        96,400 St. Jude Medical, Inc. (NON)                           4,042,052
        12,200 Sybron Dental Specialties, Inc.
               (NON)                                                    431,636
       143,100 Varian Medical Systems, Inc. (NON)                     6,187,644
        68,000 Waters Corp. (NON)                                     3,181,720
        26,700 Zimmer Holdings, Inc. (NON)                            2,139,204
                                                                 --------------
                                                                     54,514,512

Metal Fabricators (0.5%)
-------------------------------------------------------------------------------
       193,800 Mueller Industries, Inc.                               6,240,360

Oil & Gas (1.8%)
-------------------------------------------------------------------------------
        87,000 Anadarko Petroleum Corp.                               5,638,470
        65,500 Apache Corp.                                           3,312,335
        88,100 Newfield Exploration Co. (NON)                         5,202,305
       126,200 Noble Energy, Inc.                                     7,781,492
                                                                 --------------
                                                                     21,934,602

Pharmaceuticals (5.9%)
-------------------------------------------------------------------------------
       120,400 Abbott Laboratories                                    5,616,660
       207,100 Barr Pharmaceuticals, Inc. (NON)                       9,431,334
        57,500 Caremark Rx, Inc. (NON)                                2,267,225
       125,600 Cephalon, Inc. (NON)                                   6,390,528
       400,700 Johnson & Johnson                                     25,412,394
       614,700 Pfizer, Inc.                                          16,529,283
       128,255 Salix Pharmaceuticals, Ltd. (NON)                      2,256,005
       132,000 Wyeth                                                  5,621,880
                                                                 --------------
                                                                     73,525,309

Real Estate (1.1%)
-------------------------------------------------------------------------------
       117,300 CB Richard Ellis Group, Inc. Class A
               (NON)                                                  3,935,415
       164,200 Ryland Group, Inc. (The)                               9,448,068
                                                                 --------------
                                                                     13,383,483

Restaurants (2.1%)
-------------------------------------------------------------------------------
       149,300 CBRL Group, Inc.                                       6,248,205
       160,200 CEC Entertainment, Inc. (NON)                          6,403,194
       330,200 Darden Restaurants, Inc.                               9,159,748
        53,700 Jack in the Box, Inc. (NON)                            1,979,919
        31,000 Starbucks Corp. (NON)                                  1,933,160
                                                                 --------------
                                                                     25,724,226

Retail (10.4%)
-------------------------------------------------------------------------------
       114,700 Abercrombie & Fitch Co. Class A                        5,385,165
       197,100 Advance Auto Parts, Inc. (NON)                         8,609,328
       119,700 Best Buy Co., Inc.                                     7,112,574
       268,900 Claire's Stores, Inc.                                  5,714,125
       225,600 Costco Wholesale Corp.                                10,921,296
       240,000 Home Depot, Inc. (The)                                10,257,600
        38,900 Kohl's Corp. (NON)                                     1,912,713
        96,500 Lowe's Cos., Inc.                                      5,557,435
       357,700 Michaels Stores, Inc.                                 10,720,269
       175,500 PETCO Animal Supplies, Inc. (NON)                      6,928,740
       176,600 RadioShack Corp.                                       5,806,608
       131,600 Regis Corp.                                            6,073,340
       319,000 Ross Stores, Inc.                                      9,209,530
       265,000 Staples, Inc.                                          8,933,150
        35,900 Target Corp.                                           1,864,287
        92,200 Timberland Co. (The) Class A (NON)                     5,778,174
       193,300 Wal-Mart Stores, Inc.                                 10,210,106
        18,900 Whole Foods Market, Inc.                               1,802,115
       199,100 Zale Corp. (NON)                                       5,947,117
                                                                 --------------
                                                                    128,743,672

Schools (1.0%)
-------------------------------------------------------------------------------
       319,500 Career Education Corp. (NON)                          12,780,000

Semiconductor (0.8%)
-------------------------------------------------------------------------------
        43,273 ASM International, N. V. (acquired
               11/15/00, cost $957,941)  (Private)
               (Netherlands) (NON)                                      710,110
       336,800 Lam Research Corp. (NON)                               9,736,888
            56 NeoPhotonics Corp. (acquired 10/5/04
               cost $50)  (Private) (NON) (RES) (F)                           1
                                                                 --------------
                                                                     10,446,999

Shipping (1.5%)
-------------------------------------------------------------------------------
        23,800 FedEx Corp.                                            2,344,062
       327,955 Heartland Express, Inc.                                7,369,149
       199,800 J. B. Hunt Transport Services, Inc.                    8,961,030
                                                                 --------------
                                                                     18,674,241

Software (10.1%)
-------------------------------------------------------------------------------
       233,000 Adobe Systems, Inc.                                   14,618,419
       342,900 Amdocs, Ltd. (Guernsey) (NON)                          9,001,125
       524,800 Autodesk, Inc.                                        19,916,160
       176,300 Avid Technology, Inc. (NON)                           10,886,525
       371,600 Citrix Systems, Inc. (NON)                             9,115,348
       157,400 Cognos, Inc. (Canada) (NON)                            6,935,044
        38,300 FileNET Corp. (NON)                                      986,608
       182,000 Kronos, Inc. (NON)                                     9,305,660
       635,200 Microsoft Corp. (SEG)                                 16,966,192
       449,100 Oracle Corp. (NON)                                     6,161,652
       321,500 RSA Security, Inc. (NON)                               6,449,290
       325,300 Symantec Corp. (NON)                                   8,379,728
       334,900 Synopsys, Inc. (NON)                                   6,570,738
                                                                 --------------
                                                                    125,292,489

Technology (0.6%)
-------------------------------------------------------------------------------
       133,600 Dun & Bradstreet Corp. (The) (NON)                     7,969,240
         5,783 MarketSoft Software Corp.  (acquired
               8/12/04, cost $329) (Private) (NON)
               (RES) (F)                                                      6
                                                                 --------------
                                                                      7,969,246

Technology Services (2.1%)
-------------------------------------------------------------------------------
       327,200 Acxiom Corp.                                           8,605,360
        37,300 Affiliated Computer Services, Inc.
               Class A (NON)                                          2,245,087
        39,300 Fiserv, Inc. (NON)                                     1,579,467
       339,600 Ingram Micro, Inc. Class A (NON)                       7,063,680
       183,200 VeriSign, Inc. (NON)                                   6,140,864
                                                                 --------------
                                                                     25,634,458

Telecommunications (0.5%)
-------------------------------------------------------------------------------
       219,900 Western Wireless Corp. Class A (NON)                   6,443,070

Telephone (0.2%)
-------------------------------------------------------------------------------
        37,100 Telephone and Data Systems, Inc.                       2,854,845

Textiles (1.2%)
-------------------------------------------------------------------------------
       181,150 Liz Claiborne, Inc.                                    7,646,343
        12,100 NIKE, Inc.                                             1,097,349
       216,200 WESCO International, Inc. (NON)                        6,408,168
                                                                 --------------
                                                                     15,151,860

Tobacco (0.4%)
-------------------------------------------------------------------------------
        87,500 Altria Group, Inc.                                     5,346,250

Transportation (0.4%)
-------------------------------------------------------------------------------
        78,100 UTI Worldwide, Inc.                                    5,312,362

Transportation Services (0.6%)
-------------------------------------------------------------------------------
        53,100 Landstar Systems, Inc. (NON)                           3,910,284
        35,000 United Parcel Service, Inc. Class B                    2,991,100
                                                                 --------------
                                                                      6,901,384

Waste Management (0.3%)
-------------------------------------------------------------------------------
       120,150 Waste Connections, Inc. (NON)                          4,115,138
                                                                 --------------
               Total Common stocks
               (cost $1,048,360,290)                             $1,217,527,554

Convertible preferred stocks (0.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        97,860 Asymptote Ser. D, zero % cv. pfd.
               (acquired 9/19/00, cost $1,276,083)
               (Private) (NON) (RES) (F)                                $20,061
        33,711 Bowstreet Inc. Series A1 cv. pfd.
               (acquired 11/23/04, cost $20,621)
               (Private) (NON) (RES) (F)                                 20,621
        65,033 Bowstreet Inc. Series A2 cv. pfd.
               (acquired 10/25/00, cost
               $1,500,000) (Private) (NON) (RES) (F)                     38,746
       399,234 CommVault Systems zero % cv. pfd.
               (acquired various dates from 1/30/02
               through 9/4/03, cost $1,250,002)
               (Private) (NON) (RES) (F)                              1,437,242
       170,455 Hyperchip, Inc. Ser. C, 8.00% cv.
               pfd. (acquired 9/5/00, cost
               150,000) (Private) (NON) (RES) (F)                            17
       182,257 MarketSoft Software Corp. Ser. D,
               zero % cv. pfd. (acquired various
               dates from 12/7/00 through
               8/18/04, cost $1,109,670) (Private)
               (NON) (RES) (F)                                          152,367
       122,060 Totality Corp. Ser. D, $0.346 cum.
               cv. pfd. (acquired 7/27/00, cost
               $528,166) (Private) (NON) (RES) (F)                       36,618
        30,246 Vivace Networks, Inc. Ser. C, $0.583
               cv. pfd. (acquired 9/7/00, cost
               $61,794) (Private) (NON) (RES) (F)                        20,567
                                                                 --------------
               Total Convertible preferred stocks
               (cost $5,896,336)                                     $1,726,239

Warrants (--%)*+ (cost $--)                     Expiration
Number of warrants                              date                      Value
-------------------------------------------------------------------------------
         3,936 Lucent Technologies, Inc.        12/10/07                 $6,061

Short-term investments (a) (2.3%) (cost $28,559,264)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $28,559,264 Putnam Prime Money Market Fund (e)                   $28,559,264
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,082,815,890)                             $1,247,819,118
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,241,639,011.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2004 was $1,726,246 or 0.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2004.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.


Futures contracts outstanding at December 31, 2004

                                                      Aggregate         Expiration       Unrealized
                                    Value             face value        date             appreciation
------------------------------------------------------------------------------------------------------
Russell 2000 Index Mini (Long)      $10,791,000       $10,454,730       Mar-05           $336,270
S&P 500 Index (Long)                  3,034,250         3,021,332       Mar-05             12,918
------------------------------------------------------------------------------------------------------
                                                                                         $349,188
------------------------------------------------------------------------------------------------------

Written options outstanding at December 31, 2004
(premium received $148,500)


Contract                                                            Expiration date/
amount                                                              strike price            Value
------------------------------------------------------------------------------------------------------
$162,384  Ameritrade Holding Corp. (Call)                           Jan. 05/15.00         $61,381
  23,666  Career Education Corp. (Call)                             Jan. 05/44.31          20,400
  36,239  Claire's Stores, Inc. (Put)                               Jan. 05/20.00           8,559
  39,079  Hovnanian Enterprises, Inc. (Call)                        Jan. 05/52.70          23,447
  10,174  Hovnanian Enterprises, Inc. (Call)                        Jan. 05/53.71           4,070
   6,835  Neurocrine Biosciences, Inc. (Call)                       Jan. 05/50.57           2,499
  31,696  QLogic Corp. (Put)                                        Jan. 05/33.44           1,902
  18,478  VeriSign, Inc. (Call)                                     Jan. 05/37.40           1,887
------------------------------------------------------------------------------------------------------
                                                                                         $124,145
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,054,256,626)          $1,219,259,854
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $28,559,264) (Note 5)          28,559,264
-------------------------------------------------------------------------------
Cash                                                                    1,674
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             540,982
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                261,994
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,206,444
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                5,750
-------------------------------------------------------------------------------
Total assets                                                   $1,250,835,962

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,011,449
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          4,045,372
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,933,070
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            288,551
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                225,663
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,987
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                872,402
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$148,500) (Note 1)                                                    124,145
-------------------------------------------------------------------------------
Other accrued expenses                                                693,312
-------------------------------------------------------------------------------
Total liabilities                                                   9,196,951
-------------------------------------------------------------------------------
Net assets                                                     $1,241,639,011

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $2,313,519,660
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (1,237,255,852)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities of foreign currencies during the year                 165,375,203
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,241,639,011

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($687,124,357 divided by 39,787,947 shares)                            $17.27
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $17.27)*                $18.23
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($455,259,354 divided by 28,407,566 shares)**                          $16.03
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($52,679,114 divided by 3,187,378 shares)**                            $16.53
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($32,508,194 divided by 1,975,516 shares)                              $16.46
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.46)*                $17.06
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($3,174 divided by 184 shares)                           $17.23
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($14,064,818 divided by 808,856 shares)                  $17.39
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended December 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $5,328)                           $8,522,385
-------------------------------------------------------------------------------
Interest (including interest income of $199,334 from
investments in affiliated issuers) (Note 5)                           237,355
-------------------------------------------------------------------------------
Total investment income                                             8,759,740

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,369,929
-------------------------------------------------------------------------------
Investor servicing (Note 2)                                         5,508,137
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               215,541
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             58,067
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       41,063
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,765,460
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               5,240,115
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 579,726
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 270,858
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       6
-------------------------------------------------------------------------------
Other                                                               1,611,191
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   151,798
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (151,798)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (15,009)
-------------------------------------------------------------------------------
Total expenses                                                     23,645,084
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,047,655)
-------------------------------------------------------------------------------
Net expenses                                                       22,597,429
-------------------------------------------------------------------------------
Net investment loss                                               (13,837,689)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  126,267,711
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       906,692
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                   62,468
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                       (348)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and written options during the year                     (36,054,407)
-------------------------------------------------------------------------------
Net gain on investments                                            91,182,116
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $77,344,427
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended December 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                             $(13,837,689)    $(19,310,029)
-------------------------------------------------------------------------------
Net realized gain on investments                 127,236,871      175,268,427
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities of
foreign currencies                               (36,054,755)     286,000,752
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        77,344,427      441,959,150
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 482               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (389,305,147)    (395,652,445)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (311,960,238)      46,306,705

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,553,599,249    1,507,292,544
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $-- and $--,
respectively)                                 $1,241,639,011   $1,553,599,249
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended December 31
operating performance                           2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                           $16.12          $12.16          $17.19          $24.75          $38.45
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                         (.11) (d) (g)   (.12)           (.13)           (.15)           (.26)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      1.26            4.08           (4.90)          (7.41)         (12.03)
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                           1.15            3.96           (5.03)          (7.56)         (12.29)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    --              --              --              --           (1.40)
---------------------------------------------------------------------------------------------------------------------
From return
of capital                                        --              --              --              --            (.01)
---------------------------------------------------------------------------------------------------------------------
Total distributions                               --              --              --              --           (1.41)
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                   -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                 $17.27          $16.12          $12.16          $17.19          $24.75
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          7.13           32.57          (29.26)         (30.55)         (32.24)
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $687,124        $798,401        $780,198      $1,023,512      $1,518,521
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       1.43 (d)        1.34            1.26            1.10             .99
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                       (.69) (d)(g)    (.88)           (.90)           (.80)           (.74)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         93.19           61.97           74.98 (f)       83.46          104.69
---------------------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amounts less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended December 31
operating performance                           2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                           $15.07          $11.46          $16.32          $23.67          $37.13
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                         (.22) (d)(g)    (.21)           (.22)           (.28)           (.51)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      1.18            3.82           (4.64)          (7.07)         (11.54)
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            .96            3.61           (4.86)          (7.35)         (12.05)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    --              --              --              --           (1.40)
---------------------------------------------------------------------------------------------------------------------
From return
of capital                                        --              --              --              --            (.01)
---------------------------------------------------------------------------------------------------------------------
Total distributions                               --              --              --              --           (1.41)
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                   -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                 $16.03          $15.07          $11.46          $16.32          $23.67
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          6.37           31.50          (29.78)         (31.05)         (32.75)
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $455,259        $624,076        $596,850        $769,099      $1,363,831
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       2.18 (d)        2.09            2.01            1.85            1.74
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                      (1.45) (d)(g)   (1.63)          (1.65)          (1.54)          (1.49)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         93.19           61.97           74.98 (f)       83.46          104.69
---------------------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amounts less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended December 31
operating performance                           2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                           $15.55          $11.81          $16.82          $24.40          $38.21
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                         (.22) (d)(g)    (.22)           (.22)           (.29)           (.53)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      1.20            3.96           (4.79)          (7.29)         (11.87)
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            .98            3.74           (5.01)          (7.58)         (12.40)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    --              --              --              --           (1.40)
---------------------------------------------------------------------------------------------------------------------
From return
of capital                                        --              --              --              --            (.01)
---------------------------------------------------------------------------------------------------------------------
Total distributions                               --              --              --              --           (1.41)
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                   -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                 $16.53          $15.55          $11.81          $16.82          $24.40
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          6.30           31.67          (29.79)         (31.07)         (32.74)
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $52,679         $68,306         $70,454         $75,676        $119,909
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       2.18 (d)        2.09            2.01            1.85            1.74
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                      (1.45) (d)(g)   (1.63)          (1.65)          (1.55)          (1.49)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         93.19           61.97           74.98 (f)       83.46          104.69
---------------------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amounts less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended December 31
operating performance                           2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                           $15.44          $11.71          $16.63          $24.05          $37.61
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                         (.18) (d)(g)    (.19)           (.19)           (.24)           (.43)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      1.20            3.92           (4.73)          (7.18)         (11.72)
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                           1.02            3.73           (4.92)          (7.42)         (12.15)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    --              --              --              --           (1.40)
---------------------------------------------------------------------------------------------------------------------
From return
of capital                                        --              --              --              --            (.01)
---------------------------------------------------------------------------------------------------------------------
Total distributions                               --              --              --              --           (1.41)
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                   -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                 $16.46          $15.44          $11.71          $16.63          $24.05
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          6.61           31.85          (29.59)         (30.85)         (32.59)
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $32,508         $42,555         $44,378         $71,777        $121,244
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       1.93 (d)        1.84            1.76            1.60            1.49
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                      (1.20) (d)(g)   (1.38)          (1.40)          (1.29)          (1.24)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         93.19           61.97           74.98 (f)       83.46          104.69
---------------------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amounts less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------
                                                           For the
                                                             period
                                              Year         December 1,
                                             ended          2003+ to
Per-share                                 December 31      December 31
operating performance                         2004            2003
-----------------------------------------------------------------------
Net asset value,
beginning of period                         $16.12          $16.32
-----------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------
Net investment loss (a)                       (.14) (d)(g)    (.01)
-----------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    1.25            (.19)
-----------------------------------------------------------------------
Total from
investment operations                         1.11            (.20)
-----------------------------------------------------------------------
Redemption fees                                 -- (e)          --
-----------------------------------------------------------------------
Net asset value,
end of period                               $17.23          $16.12
-----------------------------------------------------------------------
Total return at
net asset value (%)(b)                        6.89           (1.23)*
-----------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $3              $1
-----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                     1.68 (d)         .13*
-----------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                     (.90) (d)(g)    (.10)*
-----------------------------------------------------------------------
Portfolio turnover (%)                       93.19           61.97
-----------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amounts less than $0.01 per share.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------
                                                                     For the
                                                                      period
                                       Year            Year           March 4,
                                      ended           ended          2002+ to
Per-share                          December 31     December 31     December 31
operating performance                  2004            2003            2002
-------------------------------------------------------------------------------
Net asset value,
beginning of period                  $16.19          $12.18          $16.02
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                (.08) (d)(g)    (.09)           (.07)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.28            4.10           (3.77)
-------------------------------------------------------------------------------
Total from
investment operations                  1.20            4.01           (3.84)
-------------------------------------------------------------------------------
Redemption fees                          -- (e)          --              --
-------------------------------------------------------------------------------
Net asset value,
end of period                        $17.39          $16.19          $12.18
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 7.41           32.92          (23.97)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $14,065         $20,261         $15,413
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.18 (d)        1.09             .84*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (.46)(d)(g)     (.63)           (.54)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                93.19           61.97           74.98 (f)
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amounts less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2004

Note 1
Significant accounting policies

Putnam Discovery Growth Fund ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Man agement, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2004, the fund had a capital loss carryover of $1,232,381,005 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
------------------------------------
   $67,254,900    December 31, 2007
    22,418,300    December 31, 2008
   760,397,121    December 31, 2009
   372,597,779    December 31, 2010
     9,712,905    December 31, 2011

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, unrealized and realized gains and losses on futures contracts, straddle loss deferrals, net operating loss, and realized built in losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2004, the fund reclassified $13,837,689 to decrease accumulated net investment loss and $19,655,042 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $5,817,353.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $188,771,266
Unrealized depreciation            (28,245,195)
                                  ------------
Net unrealized appreciation        160,526,071
Capital loss carryforward       (1,232,381,005)
Cost for federal income
tax purposes                    $1,087,293,047

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended December 31, 2004, Putnam Management did not waive any of its management fee from the fund.

For the period ended December 31, 2004, Putnam Management has assumed $151,798 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended December 31, 2004, the fund paid PFTC $4,684,336 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended December 31, 2004, the fund's expenses were reduced by $1,047,655 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,643, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended December 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $66,694 and $4,589 from the sale of class A and class M shares, respectively, and received $1,248,423 and $4,026 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended December 31, 2004, Putnam Retail Management, acting as underwriter, received $1,844 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended December 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,243,018,102 and $1,648,497,022, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                         --               $--
----------------------------------------------------------------
Options opened                         811,553           501,857
Options exercised                     (132,211)         (176,782)
Options expired                       (280,441)         (125,424)
Options closed                         (70,350)          (51,151)
----------------------------------------------------------------
Written options
outstanding at
end of period                          328,551          $148,500
----------------------------------------------------------------

Note 4
Capital shares

At December 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended December 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,832,132      $125,324,822
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     7,832,132       125,324,822

Shares repurchased                 (17,566,296)     (283,079,798)
----------------------------------------------------------------
Net decrease                        (9,734,164)    $(157,754,976)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,519,624      $118,336,007
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,519,624       118,336,007

Shares repurchased                 (23,150,028)     (332,818,757)
----------------------------------------------------------------
Net decrease                       (14,630,404)    $(214,482,750)
----------------------------------------------------------------

                                    Year ended December 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,584,533       $23,831,395
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,584,533        23,831,395

Shares repurchased                 (14,575,376)     (217,514,101)
----------------------------------------------------------------
Net decrease                       (12,990,843)    $(193,682,706)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,592,643       $59,197,659
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,592,643        59,197,659

Shares repurchased                 (15,285,737)     (203,482,483)
----------------------------------------------------------------
Net decrease                       (10,693,094)    $(144,284,824)
----------------------------------------------------------------

                                    Year ended December 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            199,210        $3,075,195
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       199,210         3,075,195

Shares repurchased                  (1,405,725)      (21,759,877)
----------------------------------------------------------------
Net decrease                        (1,206,515)     $(18,684,682)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            611,554        $8,217,211
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       611,554         8,217,211

Shares repurchased                  (2,180,874)      (30,503,849)
----------------------------------------------------------------
Net decrease                        (1,569,320)     $(22,286,638)
----------------------------------------------------------------

                                    Year ended December 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            176,920        $2,727,065
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       176,920         2,727,065

Shares repurchased                    (957,538)      (14,716,348)
----------------------------------------------------------------
Net decrease                          (780,618)     $(11,989,283)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            494,994        $6,705,887
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       494,994         6,705,887

Shares repurchased                  (1,530,112)      (21,019,327)
----------------------------------------------------------------
Net decrease                        (1,035,118)     $(14,313,440)
----------------------------------------------------------------

                                    Year ended December 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                123            $2,053
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           123             2,053

Shares repurchased                          --*               (2)
----------------------------------------------------------------
Net increase                               123            $2,051
----------------------------------------------------------------

* Amount represents less than 1 share

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to December 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 61             $1000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            61              1000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                61             $1000
----------------------------------------------------------------

                                    Year ended December 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            166,823        $2,750,464
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       166,823         2,750,464

Shares repurchased                    (609,291)       (9,946,015)
----------------------------------------------------------------
Net decrease                          (442,468)      $(7,195,551)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            558,826        $7,775,181
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       558,826         7,775,181

Shares repurchased                    (572,532)       (8,060,974)
----------------------------------------------------------------
Net decrease                           (13,706)        $(285,793)
----------------------------------------------------------------

At December 31, 2004, Putnam, LLC owned 61 class R shares of the fund (33% of class R shares outstanding), valued at $1,051.

Note 5
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended December 31, 2004, management fees paid were reduced by $15,009 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $199,334 for the period ended December 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.
November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                            Votes                 Votes
                            for                   against
-------------------------------------------------------------------------------
Jameson A. Baxter           42,091,343            2,330,752
Charles B. Curtis           42,090,087            2,332,008
Myra R. Drucker             42,081,900            2,340,195
Charles E. Haldeman, Jr.    42,094,415            2,327,680
John A. Hill                42,089,353            2,332,742
Ronald J. Jackson           42,116,829            2,305,266
Paul L. Joskow              42,103,615            2,318,480
Elizabeth T. Kennan         42,068,680            2,353,415
John H. Mullin, III         42,100,974            2,321,121
Robert E. Patterson         42,101,451            2,320,644
George Putnam, III          42,078,826            2,343,269
A.J.C. Smith*               42,035,054            2,387,041
W. Thomas Stephens          42,087,663            2,334,432
Richard B. Worley           42,072,197            2,349,898

January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was defeated as follows:

                            Votes                 Votes
                            for                   against           Abstentions
-------------------------------------------------------------------------------
                            29,165,312            3,117,501         11,832,051

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

                            Votes                 Votes
                            for                   against           Abstentions
-------------------------------------------------------------------------------
                            29,329,628            2,940,975         11,844,261

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                            Votes                 Votes
                            for                   against           Abstentions
-------------------------------------------------------------------------------
                            30,821,832            1,582,863         11,710,169

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated:

                            Votes                 Votes
                            for                   against           Abstentions
-------------------------------------------------------------------------------
                            29,715,837            2,256,776         12,142,251

   All tabulations are rounded to nearest whole number.

 * Mr. Smith resigned from the Board of Trustees on January 21, 2005.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended December 31, 2004. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup, Goldman Sachs, Merrill Lynch, JP Morgan, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Deutsche Bank, Lazard Freres, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, SG Cowen, Union Bank of Switzerland, and Wachovia.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of December 31, 2004, there were 110 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  During  2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President
Daniel T. Gallagher

Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN017-216568  2/05

Not FDIC Insured    May Lose Value    No Bank Guarantee




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Discovery Growth Fund
Supplement to Annual Report dated 12/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/04

                                                                         NAV

1 year                                                                 7.41%
5 years                                                               -52.39
Annual average                                                        -13.79
10 years                                                              111.15
Annual average                                                          7.76
Life of fund (since class A inception, 4/14/93)
Annual average                                                          8.52

Share value:                                                             NAV

12/31/03                                                              $16.19
12/31/04                                                              $17.39

----------------------------------------------------------------------------
Distributions:       No.       Income       Capital gains              Total

                     0           --              --                       --
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (3/4/02) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see page 12 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 12/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $6.16
Ending value (after expenses)                                      $1,042.60
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 12/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $6.09
Ending value (after expenses)                                      $1,019.10
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                 1.20%
Average annualized expense ratio for Lipper peer group ++             1.32%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.


Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
December 31, 2004   $65,458*    $ --            $4,289    $282
December 31, 2003   $63,857     $ --            $3,447    $--

* Includes fees of $591 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended December 31, 2004 and December 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $166,865 and $144,277 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
December 31, 2004    $--             $--   $--         $--
December 31, 2003    $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: February 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: February 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: February 28, 2005